                                                          Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 033-18321, 333-63403,333-40064, 333-40066, 333-79791, 333-101110, and 333-
118756 on Form S-8, each of Nordstrom, Inc. and subsidiaries, of our report dated June 15, 2006, appearing in this Annual Report on Form 11-K of Nordstrom 401(k) Plan & Profit Sharing for the year ended December 31, 2005.

/s/ Deloitte & Touche LLP
Seattle, Washington
June 14, 2006